UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2005 (January 31, 2005)

Cendant Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57th Street		10019
New York, New York (Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (212) 413-1800

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition Or Disposition of Assets.
Item 2.06 Material Impairments.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT
STRATEGIC RELATIONSHIP AGREEMENT
SEPARATION AGREEMENT
TAX SHARING AGREEMENT
PRESS RELEASE
UNAUDITED PRO FORMA FINANCIAL INFORMATION

                         On January 31, 2005, Cendant Corporation (“Cendant”) completed the distribution of its mortgage, fleet management and appraisal businesses to its stockholders through the distribution to its stockholders (the “spin-off”) of all of the outstanding shares of common stock of its former subsidiary PHH Corporation. Cendant’s press release announcing the completion of the spin-off is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Reference is made to the Information Statement delivered to Cendant stockholders in connection with the spin-off, which is incorporated herein by reference as Exhibit 99.2 to this Current Report on Form 8-K (the “Information Statement”), for a description of the spin-off. The information in this Current Report on Form 8-K is being filed in connection with the completion of the spin-off.

Item 1.01	Entry into a Material Definitive Agreement.

                         In connection with the spin-off, certain subsidiaries of Cendant entered into arrangements with PHH Corporation (“PHH”) and certain of its mortgage subsidiaries for the purpose of forming a venture intended to originate mortgage loans for customers of Cendant’s residential real estate and relocation businesses. A description of these arrangements is set forth in the section of the Information Statement entitled “Intercompany Arrangements — Cendant-PHH Mortgage Venture” and is incorporated herein by reference.

                         Copies of the venture operating agreement and the strategic relationship agreement are included as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

                         In connection with the spin-off, Cendant and PHH entered into a Separation Agreement on January 31, 2005. A description of this agreement is set forth in the section of the Information Statement entitled “Intercompany Arrangements — Separation Agreement” and is incorporated herein by reference. A copy of this agreement is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

                         In connection with the spin-off, Cendant, PHH and certain of PHH’s affiliates also entered into a Tax Sharing Agreement on January 31, 2005. A description of this agreement is set forth in the section of the Information Statement entitled “Intercompany Arrangements — Tax Sharing Agreement” and is incorporated herein by reference. A copy of this agreement is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

                         A description of the material relationships between Cendant and its subsidiaries and PHH and its subsidiaries is set forth in the section of the Information Statement entitled “Intercompany Arrangements” and is incorporated herein by reference.

Item 2.01	Completion of Acquisition Or Disposition of Assets.

                         On January 31, 2005, Cendant completed the distribution of its mortgage, fleet management and appraisal businesses to its stockholders through the distribution to its stockholders of all of the outstanding shares of common stock of PHH. One (1) share of PHH common stock was distributed for every twenty (20) shares of Cendant common stock outstanding as of the close of business on January 19, 2005, the record date for the spin-off. Cendant distributed to its stockholders approximately 52.7 million shares of PHH common stock in the spin-off. Immediately prior to the spin-off, PHH distributed to Cendant the stock of all of the companies engaged in Cendant’s corporate relocation and fuel card businesses, which businesses will remain with Cendant.

Item 2.06	Material Impairments.

                         As previously disclosed, the Company expects to record a non-cash impairment charge in connection with the spin-off of PHH to reflect any difference between PHH’s carrying value and PHH’s market value. The Company anticipates that such non-cash charge will be in the range of $535 million to $590 million after tax, or $0.50 to $0.55 per diluted share (based upon currently available information). Approximately one-third of this charge will be allocated to continuing operations and approximately two-thirds to discontinued operations, reflecting the relative values of the mortgage and fleet businesses, respectively, and the fact that mortgage will not be accounted for as a discontinued operations. The Company does not anticipate recording a tax benefit associated with this charge.

Item 9.01	Financial Statements and Exhibits.

                         (b) Pro Forma Financial Information

                              The information set forth in the Unaudited Pro Forma Financial Information is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

                         (c) Exhibits

Exhibit
Number	Description

10.1	Amended and Restated Limited Liability Company Operating Agreement, dated as of January 31, 2005, of PHH Home Loans, LLC, by and between PHH Broker Partner Corporation and Cendant Real Estate Services Venture Partner, Inc.

10.2	Strategic Relationship Agreement, dated as of January 31, 2005, by and among Cendant Real Estate Services Group, LLC, Cendant Real Estate Services Venture Partner, Inc., PHH Corporation, PHH Mortgage Corporation, PHH Broker Partner Corporation and PHH Home Loans, LLC.*

10.3	Separation Agreement, dated as of January 31, 2005, by and between Cendant Corporation and PHH Corporation.

10.4	Tax Sharing Agreement, dated as of January 31, 2005, by and among Cendant Corporation, PHH Corporation and certain affiliates of PHH Corporation named therein.*

99.1	Press release dated January 31, 2005 announcing completion of the spin-off.

99.2	Information Statement delivered to Cendant Corporation stockholders, incorporated by reference to Exhibit 99.2 to Cendant Corporation’s Current Report on Form 8-K filed January 19, 2005.

99.3	Unaudited Pro Forma Financial Information.

*  Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Executive Vice President, Law and Corporate Secretary

Dated: February 4, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated February 4, 2005 (January 31, 2005)

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Amended and Restated Limited Liability Company Operating Agreement, dated as of January 31, 2005, of PHH Home Loans, LLC, by and between PHH Broker Partner Corporation and Cendant Real Estate Services Venture Partner, Inc.

10.2	Strategic Relationship Agreement, dated as of January 31, 2005, by and among Cendant Real Estate Services Group, LLC, Cendant Real Estate Services Venture Partner, Inc., PHH Corporation, PHH Mortgage Corporation, PHH Broker Partner Corporation and PHH Home Loans, LLC.*

10.3	Separation Agreement, dated as of January 31, 2005, by and between Cendant Corporation and PHH Corporation.

10.4	Tax Sharing Agreement, dated as of January 31, 2005, by and among Cendant Corporation, PHH Corporation and certain affiliates of PHH Corporation named therein.*

99.1	Press release dated January 31, 2005 announcing completion of the spin-off.

99.2	Information Statement delivered to Cendant Corporation’s stockholders, incorporated by reference to Exhibit 99.2 to Cendant Corporation’s Current Report on Form 8-K filed January 19, 2005.

99.3	Unaudited Pro Forma Financial Information.

*  Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.